UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 4, 2007
Date of Report (Date of earliest event reported)

SEARCHLIGHT MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-30995	98-0232244
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#120 - 2441 W. Horizon Ridge Pkwy
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 939-5247
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINTIVE AGREEMENT

On October 4, 2007, Searchlight Minerals Corp (the “Company”), entered into an engagement with DCM Structured Finance Limited (“DCMSF”) of London, England, pursuant to which DCMSF has agreed to advise and assist the Company on various corporate finance matters, including advising and assisting the Company with respect to seeking and obtaining financing for the Company’s Clarkdale Slag Project.

DCMSF is an affiliate of DCM Securities Limited, a company based in London, England, that specializes in providing corporate finance advice. DCMSF’s Metals & Mining Advisory Team consists of professionals who have been involved in the metals and mining sector for decades. Its team of professionals has extensive experience in debt structuring, equity valuation and financial modeling along with a strong technical understanding of the industry. DCMSF has advised and assisted a number of mining companies on arranging and structuring various financing alternatives. DCM Securities Limited is authorized and regulated by the Financial Services Authority.

In consideration for their services, the Company has agreed to pay DCMSF the following commissions on any financing received by the Company from a source introduced or referred to the Company by DCMSF (a “Referred Financing”):

(a)	an advisory success fee equal to one percent (1.0%) of the total principal amount of any Referred Financing; and

(b)

one half of one percent (0.5%) of one stock purchase warrant for each $1.00 of the total principal amount of any Referred Financing. Each one full stock purchase warrant issued to DCMSF under the terms of their engagement will entitle DCMSF to purchase one share of the Company’s common stock. The exercise price will be equal to the closing price of the Company’s common stock on the date the engagement letter was executed by both DCMSF and the Company. The closing price of the Company’s common stock as quoted on the OTC Bulletin Board on October 4, 2007 was $2.87.

The Company has also agreed to reimburse DCMSF for any properly documented, reasonable costs and expenses incurred by it in connection with performing its duties under the engagement. Unless otherwise agreed to in writing, the engagement will terminate upon the earlier of the Company obtaining full financing for the Clarkdale Slag Project and the date that is nine (9) months from the date of the engagement letter.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description of Exhibit

10.1	Engagement Letter from DCM Structured Finance Limited to Searchlight Minerals Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARCHLIGHT MINERALS CORP.
Date: October 10, 2007
	By:	/s/ Carl S. Ager
CARL S. AGER, SECRETARY